Exhibit 10.27

THIRD AMENDMENT TO OFFICE LEASE

THIS THIRD AMENDMENT TO OFFICE LEASE (this “Amendment”), dated as of October 31, 2018 (the “Effective Date”), is entered into by and between TRANSAMERICA PYRAMID PROPERTIES, LLC, an Iowa limited liability company (“Landlord”), and JMP GROUP INC., a Delaware corporation (“Tenant”). Capitalized terms used in this Amendment without definition shall have the meaning ascribed to such terms in the Lease (as defined below).

RECITALS

A.     Pursuant to the terms of that certain Transamerica Pyramid Office Lease dated as of August 10, 2011 (the “Original Lease”), as amended by that certain First Amendment to Office Lease dated as of May 6, 2013 (the “First Amendment”), and that certain Second Amendment to Office Lease dated as of August 3, 2016 (the “Second Amendment”) (the Original Lease, as amended by the First Amendment and the Second Amendment being referred to herein as the “Lease”), Tenant leases from Landlord and presently occupies, premises comprising all of the tenant occupyable space located on the tenth (10th), eleventh (11th) and seventeenth (17th) floors of the Building (the “Existing Premises”).

B.     Tenant and Landlord have agreed to extend the term of the Lease as to that portion of the Existing Premises excluding the portion of the Existing Premises located on the seventeenth (17th) floor of the Building (said excluded portion of the Existing Premises being referred to in the First Amendment, the Second Amendment and in this Amendment as the “Suite 1700 Space”), and to amend the Lease in other respects, all as provided in this Amendment.

NOW, THEREFORE, in consideration of the agreements set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.     EXTENSION OF TERM; CONDITION OF PREMISES

(a)

Effective as of the Effective Date, the Term of the Lease is hereby extended through June 30, 2024, solely as to the portion of the Existing Premises excluding the Suite 1700 Space (said portion of the Existing Premises subject to the extension of the Term being referred to herein as the “Continuing Premises”) (and the Term of the Lease is subject to further extension in accordance with the terms of this Amendment); the term “Expiration Date” is hereby amended to be “June 30, 2024” and the defined terms “Term” and “Expiration Date” in the Summary of Lease Terms are hereby amended accordingly.

(b)

Landlord and Tenant acknowledge and agree that (ii) the rentable square footage of the Continuing Premises, as of the Effective Date, determined in accordance with the BOMA Modified Standard, is 37,808 RSF, and the rentable square footage of the Building, as of the Effective Date, determined in accordance with the BOMA Modified Standard, is 501,458 RSF. The parties acknowledge that the general expressions “rentable square feet” and “RSF” as used in the Lease (as amended hereby), refer to the determination of rentable square footage in accordance with the BOMA Modified Standard, and such figure is final and binding on Landlord and Tenant, subject to adjustment in accordance with the terms of the Lease

(c)

Tenant acknowledges and agrees that: (i) it currently occupies, and will continue to occupy, the Premises in its “As Is” condition, (ii) the Premises are in good condition and repair, and Tenant waives any and all defects, latent or otherwise, therein, and (iii) Landlord has no obligation to repair or improve the Premises or any portion thereof as a condition to the extension of the Term of the Lease, except as provided in this Amendment to Lease.

2.     SURRENDER OF SUITE 1700 SPACE

(a)

Tenant agrees to vacate, surrender and return exclusive possession of the Suite 1700 Space to Landlord in the condition required under, and otherwise in accordance with the terms and conditions of, the Lease, and to complete the relocation of its business operations, including, without limitation, all of Tenant’s furniture, trade fixtures (except as hereinafter provided), equipment and other personal property (“Tenant’s Property”), to that portion of the Continuing Premises on or before June 30, 2019 (the “Outside Surrender Date”). Tenant’s failure or refusal to vacate and surrender possession of the Suite 1700 Space in the condition required by this Paragraph 2 on or before the Outside Surrender Date (other than in de minimis respects) shall, at the election of Landlord, upon the giving of written notice to Tenant, (i) constitute a holding over of possession of the Suite 1700 Space following the expiration of the term of the Lease, and the terms of Paragraph 28 of the Lease shall apply as to Tenant's holding over of possession thereof based on the Basic Rent payable with respect to the Suite 1700 Space as provided in the Second Amendment, and (ii) an Event of Default under the Lease, as amended hereby.

(b)

Effective as of the later of (i) the Outside Surrender Date, and (ii) the actual date of vacation and surrender of the Surrendered Space in accordance with this Amendment (the “Surrender Date”), the term “Premises,” as defined in the Lease (as amended by this Amendment), shall be deemed to refer to the Continuing Premises, all references in the Lease to the Premises shall be deemed to refer to only the Continuing Premises, and the floor plan attached as Exhibit A to the Original Lease shall be deemed to be the floor plan of the Premises (with the intent that the floor plan added as Exhibit A-1 as to the Suite 1700 Space shall be deemed deleted from the Lease).

3.     AMENDMENT OF BASE RENT OBLIGATION

(a)

From and after July 1, 2019 (the “Adjustment Date”), and for the remainder of the Term of the Lease (as extended by this Amendment), Base Rent payable under the Lease (for purposes of clarity, applicable solely to that portion of the Premises comprising the Continuing Premises) shall be as follows:

Period                         Monthly Base Rent     Annual Base Rent

Adjustment Date – June 30, 2020*          $226,848.00          $2,722,176.00

July 1, 2020 - June 30, 2021          $233,653.44          $2,803,841.28

July 1, 2021 - June 30, 2022          $240,663.04          $2,887,956.48

July 1, 2022 - June 30, 2023          $247,882.93          $2,974,595.16

July 1, 2023 - Expiration Date          $255,319.42          $3,063,833.04

* Subject to Base Rent Abatement as provided in Paragraph 4

The description of “Monthly Base Rent” and “Annual Base Rent” in the Summary of Lease Terms is hereby amended accordingly.

4.     BASE RENT ABATEMENT

(a)

Subject to the terms of this Section 4, Landlord grants to Tenant an abatement of monthly Base Rent in the amount of Six Hundred Eighty Thousand, Five Hundred Forty-Four Dollars ($680,544.00) (the “Base Rent Abatement”), which is deemed applicable and credited against the Base Rent due commencing as of the Adjustment Date.

(b)

Tenant acknowledges that the Base Rent Abatement is being granted to Tenant in consideration of the timely and faithful performance by Tenant of all the terms and conditions of the Lease throughout the entire Term. Therefore, Tenant agrees that if a monetary Event of Default occurs under the Lease, (a) all unamortized portions of the Base Rent Abatement (based on straight-amortization over the remainder of the Term following the Adjustment Date) credited to Tenant prior to the occurrence of the monetary Event of Default shall become due and payable to Landlord upon demand, and (b) if applicable, from and after the occurrence of such monetary Event of Default, the Base Rent shall be payable by Tenant as if no Base Rent Abatement had been contemplated in the Lease, and (c) no such recapture by Landlord of the unamortized portion of the Base Rent Abatement shall constitute a waiver of any monetary Event of Default of Tenant or any election of remedies by Landlord.

5.     OPERATING EXPENSES

(a)

Effective as of the Adjustment Date, the term “Base Year” shall mean calendar year 2019, and the defined term “Base Year” in the Summary of Lease Terms is hereby amended accordingly. For calendar year 2019, the amount payable by Tenant under Article 4 of the Lease shall be determined based on the Lease, without giving effect to this Amendment, for the period in said calendar year prior to the Adjustment Date, and shall be determined based on the Lease, as amended by this Amendment, for the period in said calendar year from and after the Adjustment Date.

(b)

Effective as of the Adjustment Date, Tenant’s Percentage Share shall be decreased, prospectively, to 7.5396% (for purposes of clarity, applicable solely to that portion of the Premises comprising the Continuing Premises), and the defined term “Tenant’s Percentage Share” in the Summary of Lease Terms is hereby amended accordingly.

6.     PERMITTED TENANT ALTERATIONS

(a)

Subject to the terms of this Paragraph, provided no Event of Default is then in effect, Landlord shall provide Tenant up to, and not to exceed, the amount of One Million, Eight Hundred Ninety Thousand, Four Hundred Dollars ($1,890,400.00) (the “Allowance”), for third-party, out-of-pocket expenses for labor and materials (including without limitation design, architectural and project management fees) incurred by Tenant in connection with the construction and installation of Landlord approved Alterations to the Premises (such expenses being defined as “Approved Costs”, and the Landlord approved Alterations hereinabove referred to being defined as “Approved Premises Renovations”), provided that Tenant applies the Allowance as set forth in this Paragraph 6 on or before December 31, 2019 (the “Outside Allowance Date”). Except as hereinafter provided, no portion of the Allowance shall be credited to, or used to reimburse, Tenant for the purchase of any furniture, fixtures or office or voice and data equipment or Wiring; provided, however, notwithstanding anything to the contrary in the foregoing, provided no Event of Default is then in effect, (i) Tenant may utilize up to One Hundred Thirty Two Thousand, Three Hundred Twenty Eight Dollars ($132,328.00) of the Allowance for voice and data Wiring and IT infrastructure costs, and (ii) provided that, on or before the Outside Allowance Date Tenant gives Landlord written notice of its election to do so, Tenant shall be entitled to apply up to One Hundred Eighty-Nine Thousand Forty Dollars ($189,040.00) of the Allowance against the Base Rent for the calendar month next coming due under the Lease.

(b)

Any portion of the Allowance not used or designated by Tenant prior to the Outside Allowance Date (i) for use (as evidenced by the submittal of Tenant’s plans and specifications) for Approved Premises Renovations, (ii) for voice and data Wiring and IT infrastructure costs (to the extent permitted under Paragraph 6(a)), and (iii) as a credit against Base Rent (to the extent permitted under Paragraph 6(a)), shall be deemed forfeited by Tenant and shall no longer be available for disbursement to, or for the account of, Tenant. Subject to the application of the Allowance, any and all costs and expenses attributable to the design, permitting and construction of the Approved Premises Renovations shall be the sole responsibility of Tenant. For avoidance of doubt, Tenant may submit plans for Approved Premises Renovations and may utilize the Allowance for such Approved Premises Renovations beginning as of the Effective Date, subject to the terms of this Paragraph 6.

(c)

Tenant shall be entitled to apply the Allowance in any of the following ways, as designated by Tenant by written notice to Landlord: (i) it can seek reimbursement from the Allowance for Approved Costs separately paid for by it, such as design and architectural fees, (ii) it can have Landlord fund the Allowance on a pro rata basis with Tenant as provided later in this Paragraph 6 to pay for the costs of construction of the Approved Premises Renovations as such construction progresses, and/or (iii) it can apply a portion of the Allowance for voice and data Wiring and IT infrastructure costs and/or as a credit against Base Rent to the extent permitted under Paragraph 6(a).

(d)

Subject to the terms of this Paragraph, Landlord shall pay amounts due from the Allowance, based on paid invoices submitted by, together with mechanics’ lien releases (for progress payments and upon final payment, as the case may be) from, all contractors performing work in the Premises, within thirty (30) days of submission of said invoices and documentation (which invoices may be submitted to Landlord during the course of the design, construction and installation of the Approved Premises Renovations, but not more frequently than once per calendar month). If at any time (and from time to time) Landlord determines that the then budgeted cost of the Approved Premises Renovations is greater than the remaining amount of the Allowance, Landlord shall, in its reasonable judgment, determine the estimated excess portion of such cost (the “Excess Cost”). Tenant shall have the right to review and to propose adjustments to the scope of work contemplated by the Approved Premises Renovations to address any over budget expenses, but Landlord shall not be required to perform or continue to perform any work relating to the Approved Premises Renovations that would result in an increase in the cost thereof over the Allowance unless and until Tenant agrees to the Excess Cost (the “Excess Cost Funds”).

(e)

Provided that no Event of Default shall be declared under the Lease (as amended by this Amendment), Landlord agrees to fund, on a pro rata basis with Tenant, disbursements of the Allowance concurrently with Tenant’s funding of its pro rata share of the Excess Cost Funds; provided, however, in the event of a default by Tenant (not cured within five (5) business days following Notice to Tenant) in the funding of Tenant’s pro rata share of the Excess Cost Funds, Landlord shall be entitled to demand payment by Tenant of the entire remaining portion of the Excess Cost Funds prior to advancing any of Landlord’s funds comprising that portion of the Allowance designated for the Approved Premises Renovations (the “Pre-Funded Excess Costs”), and Landlord shall be entitled to draw against the Pre-Funded Excess Costs prior to advancing any funds comprising the Allowance to pay for the cost of the Approved Premises Renovations. For avoidance of doubt, Landlord and Tenant acknowledge and agree that Landlord’s pro rata share of a payment due towards the cost of the Approved Premises Renovations (where there are costs over and above the Allowance) shall be based on the ratio that the Allowance bears to the total projected cost of the Approved Premises Renovations, and Tenant’s pro rata share shall be the percentage share remaining after subtracting Landlord’s pro rata share from 100. For example, assume that the amount of the Allowance designated by Tenant for use for Approved Premises Renovations covers two-thirds (2/3rds) of the budgeted cost of the Approved Premises Renovations. As construction of the Approved Premises Renovations progresses, the Approved General Contractor shall submit applications for payment on a monthly basis to Landlord. Assuming that the application for payment complies with Landlord’s reasonable requirements and is approved by Landlord and Tenant, each of Landlord and Tenant shall coordinate the timely payment to the Approved General Contractor of their respective pro rata share (which, based on the foregoing example, is two-thirds (2/3rds) of the amount sought in the application for payment by Landlord and one-third (1/3rd) of the amount sought in the application for payment by Tenant).

(f)

Tenant acknowledges and agrees that delays in the payment of Excess Cost Funds may result in a delay in the performance of the Approved Premises Renovations. Any delay in payment by Tenant of (i) its pro rata share of any Excess Cost Funds, or (ii) any Pre-Funded Excess Costs, following five (5) business days’ Notice to Tenant, shall entitle Landlord to cease all work with respect to the Approved Premises Renovations and, at the election of Landlord, shall be deemed a breach in the payment of a monetary charge under the Lease entitling Landlord to declare an Event of Default under the Lease, and to exercise its remedies under the Lease.

(g)

Landlord approves Revel Architecture and Design as Tenant’s architect for the preparation of plans and specifications relating to the Approved Premises Renovations; provided, however, Landlord reserves the right to have Tenant's plans reviewed by Landlord’s designated mechanical, electrical and structural engineers, should Tenant elect to engage engineers other than Landlord’s designated engineers for the preparation of Tenant’s plans, and the reasonable cost thereof shall be chargeable to Tenant (and deducted from the Allowance), provided that the cost of such reviews shall not exceed Two Thousand Five Hundred Dollars ($2,500.00). Landlord’s approval of plans, specifications and working drawings in connection with any Approved Premises Renovations shall create no responsibility or liability to Tenant on the part of Landlord or Landlord’s consultants for the design sufficiency of such plans, or their compliance with any laws (the plans and specifications for the Approved Premises Renovations, as approved by Landlord, are herein referred to as the “Approved Final Plans”). Landlord reserves the right to cause Tenant’s plans to be reviewed by Landlord’s architect for the Building, in which event Tenant agrees that the cost of said architectural peer review, not to exceed Two Thousand Five Hundred Dollars ($2,500.00), shall be charged to Tenant and may be deducted by Landlord from the Allowance. Tenant shall not be required to remove the Approved Premises Renovations upon the expiration or earlier termination of the Lease, except with respect to any portion of the Approved Premises Renovations (i) that constitute non-standard office improvements, and (ii) that Landlord identifies in writing during the process to develop the Approved Final Plans as constituting non-standard office improvements and that must be removed at the expiration or earlier termination of the Lease. The terms of Section 9.1 and 11.1 of the Lease shall apply with respect to such removal obligations, although the timing for Landlord to identify any portion of the Approved Premises Renovations for removal shall be governed by the terms of this Paragraph 6(d).

(h)

Upon approval of the Approved Final Plans, Landlord shall submit the same for permit approval, provided however, Tenant shall be responsible for any revisions to the Approved Final Plans required in order to obtain any and all permits required for Landlord to manage the construction and installation of the Approved Tenant Improvements. Without limiting the generality of the foregoing, Tenant, shall be required to comply, at its sole cost and expense, with any and all Laws required to be complied with as a condition of, or triggered by, the performance of the Approved Premises Renovations, whether in the Premises or elsewhere in any Common Areas of the Building, and the cost thereof shall be included in the budgeted costs of the Approved Premises Renovations. Tenant acknowledges and agrees that Landlord shall manage the construction and installation of the Approved Premises Renovations in accordance with the Approved Final Plans through contractors selected by Landlord. Except as hereinafter provided, the scope of the work for the Approved Renovations shall be bid among three general contractors on Landlord’s approved list of contractors for the Building, and the work shall be awarded to the low bidder unless otherwise directed by Tenant (the general contractor selected through said process is hereinafter referred to as the “Approved General Contractor”). Landlord will not unreasonably withhold consent to subcontractors for any trades providing labor and materials in connection with the Approved Premises Renovations, except where Landlord’s procedures require the use of only certain subcontractors for work on major building systems, in which case Landlord may select the subcontractor to perform the work without competitive bidding. Landlord shall conduct weekly construction meetings during the course of construction and periodically update construction schedules and coordinate the same with Tenant. For the avoidance of doubt, any subcontractors performing work included as part of the Approved Premises Renovations shall contract directly with the Approved General Contractor.

(i)

Landlord shall be entitled to charge a construction management fee on the hard costs of construction equal to 5% for the first $250,000.00 of costs of the Approved Premises Renovations, plus 4% for the next $250,000.00 of costs of the Approved Premises Renovations, plus 2.5% for the next $500,000.00 of costs of the Approved Premises Renovations, plus 1.5% for the remainder of the costs of the Approved Premises Renovations. For purposes of calculating the foregoing hard costs of construction, costs associated with the design, architecture and project management of the Approved Premises Renovations shall be excluded. Tenant authorizes Landlord to charge the construction management fee against, and deduct payment thereof from, the applicable Allowance as and when disbursements are made therefrom. Tenant acknowledges that such management and supervision services by Landlord are solely for the benefit of Landlord and the Building and Landlord is not the agent or fiduciary of Tenant with respect to the performance of the Approved Premises Renovations.

(j)

Landlord will coordinate the performance of the Approved Premises Renovations with Tenant, provided that Tenant acknowledges that, except as hereinafter provided, Landlord’s construction of the Approved Premises Renovations shall be performed during Normal Hours and while Tenant is in occupancy of the Premises and that the performance thereof will create noise, dust and other conditions which may cause interference with the conduct of Tenant’s business in the Premises. In addition, Tenant shall be responsible, at its sole cost and expense, for the relocation of personnel and of any furniture and equipment in areas of the Premises affected by any construction. At Tenant’s request Landlord will use commercially reasonable efforts to schedule work for hours other than Normal Hours, provided Tenant acknowledges that there may be an additional cost for such after-hours work. As Landlord is coordinating the construction of the Approved Premises Renovations, it will handle all complaints and inquiries from other tenants of the Building (e.g., tenants on the floors above and below the Continuing Premises) concerned about noise, dust, vibrations and other conditions that arise from such construction.

(k)

No delay in construction or completion of the Approved Premises Renovations nor any interference or other conditions relating to such construction will constitute a constructive eviction of Tenant or entitle Tenant to any abatement of Rent or entitle Tenant to any abatement of Rent or otherwise impair or constitute a waiver or defense to any obligation of Tenant under the Lease, and Tenant’s sole remedy shall by an action for damages against the general contractor for any defective conditions or work performed.

(l)

Landlord shall promptly repair any construction defects attributable to the Approved Premises Renovations that are reported by Tenant to Landlord within twelve (12) months of the completion of the Approved Premises Renovations, provided that the enforcement of said covenant shall be Tenant’s sole and exclusive remedy for any construction defects and Tenant waives any and all Claims and/or the right to terminate the Lease (as amended by this Amendment) as a consequence thereof.

(m)	Subject to the terms of this Amendment, the Approved Premises Renovations shall be deemed Alterations subject to the terms and conditions of the Lease.

(n)

Notwithstanding anything to the contrary in this Paragraph, if any ACM is discovered and requires removal or remediation as part of the Approved Premises Renovations, Landlord, at its sole cost and expense, and not chargeable against the Allowance, shall be responsible for the remediation thereof in accordance with applicable Law, except if such ACM was introduced to the Premises or generated by Tenant from the Premises during the Term of the Lease, in which case the cost of remediation shall be borne entirely by Tenant (and shall be performed by Tenant in accordance with the terms of the Lease governing ACM removal and remediation). If Landlord is obligated to remediate any ACM under this Paragraph, the Outside Allowance Date shall be extended by the number of days that the construction of the Approved Premises Renovation is delayed due to such remediation.

7.     OPTION TO EXTEND

Tenant is hereby granted the right and option to extend the term of the Lease (as extended by this Amendment) subject to, and on the terms and conditions of, Section 33.2 of the Lease; provided, however, Section 33.2 is hereby amended to provide that (i) the Option Term subject to such extension shall be one, three (3) year term, and shall be applicable to the entire Premises only, and (ii) the Option must be exercised, if at all, by an Option Notice delivered by Tenant to Landlord not earlier than twelve (12) months nor later than nine (9) months prior to the Expiration Date as amended by this Amendment. Subject to the foregoing, Tenant shall have no further rights or options to extend the Term under the Lease.

8.     SECURITY DEPOSIT

Landlord and Tenant acknowledge that Tenant has caused to be delivered a Letter of Credit in the amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) (the “Existing Letter of Credit”) as security for the faithful performance by Tenant of its obligations under the Lease. In consideration for Landlord’s agreements under this Amendment to Lease, Tenant agrees to cause City National Bank (the “Issuer”), to issue a replacement to the Existing Letter of Credit, in the form attached to this Amendment as Exhibit A (the “Replacement Letter of Credit”), whereupon the Existing Letter of Credit shall be deemed of no further effect. Landlord shall have the rights with respect to the draw and application of the Replacement Letter of Credit as provided in Section 5.3 of the Original Lease (and the Replacement Letter of Credit shall be deemed the Letter of Credit for purposes of the Lease, as amended), and the cash proceeds thereof shall be held as the Security Deposit under the Lease, as amended by this Amendment to Lease. Provided that (i) no monetary Event of Default has occurred under the Lease, (ii) Tenant (together with any Existing Subtenants) remains in occupancy of the Premises, and (iii) Tenant has not assigned the Lease or sublet more than fifty percent (50%) of the Premises (excluding Permitted Transfers), then, commencing as of July 1, 2022, Tenant shall be entitled to a reduction in the amount of the Letter of Credit to Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) by way of an amendment that is in a form acceptable to Landlord.

9.     EXCESS HVAC AND SUPPLEMENTAL EQUIPMENT

(a)

Landlord and Tenant acknowledge that Section 7.2(a) of the Lease contemplates the provision of Excess HVAC by Landlord and that Landlord maintains a chilled water loop, operated by Landlord on a 24/7 basis (subject to interruption as provided in the Lease), to provide such Excess HVAC. Tenant agrees that upon installation and commencement of operation of the ACM System (as hereinafter defined), Landlord may disconnect the Premises from the supplemental chilled air system that supplies Excess HVAC for Supplemental Equipment operated by Tenant in the Premises (and generally, as of the Effective Date, located in Tenant’s server room). As used herein, the term “ACM System” shall mean and refer to an electrical powered, separately metered, air-cooled mechanical cooling system, comprised of modular units that use ventilated air to force heat generated from heat generating equipment to be transferred from a designated space in the Premises to areas outside of the Building through the Building’s existing ducting system installed in the Premises. The design of the ACM System in the Premises will be developed by Landlord following consultation with, and subject to the approval of, Tenant, which approval shall not be unreasonably withheld. All meters and modular units of the ACM System shall be located within the Premises in locations approved by Tenant.

(b)

Landlord agrees to pay for the cost of design, equipment purchase, installation and initial testing of the ACM System in the Premises, including without limitation the purchase and installation of any meters. Landlord shall provide Tenant with a one year manufacturer’s warranty of the ACM System (90 day warranty for labor) (the “System Warranty”). Once installed and operational, the ACM System will be deemed a Premises System for all purposes of the Lease; provided, however, notwithstanding anything to the contrary in this Lease, the ACM System shall not be removed by Tenant from the Premises upon the expiration or earlier termination of the Lease. Without limiting the generality of the foregoing, subject to the System Warranty, Tenant shall, at its sole cost and expense, contract with a maintenance and service vendor approved by Landlord, and Tenant shall be solely responsible for all maintenance, service and replacement costs of the ACM System, without any reimbursement from Landlord. Tenant shall provide written reports, not less frequently than semi-annually, of the performance of vendor service and maintenance inspections of the ACM System.

(c)

All energy charges for the operation of the ACM System shall be separately metered to and payable by Tenant, as Additional Rent, on a direct basis, within thirty (30) days following presentation of an invoice therefor based on the actual per Kwh charges billed to Landlord for such energy consumption. The foregoing charges are in addition to the charges for Supplemental Equipment electricity consumption, if any, that are separately charged to Tenant under the Lease. Landlord shall install, at its expense, a meter to measure Supplemental Equipment charges.

(d)

For avoidance of doubt, nothing herein shall limit the ability of Landlord to pass through to Tenant as Additional Rent charges for Excess HVAC provided to the Premises for heat-generating machines or equipment, other than normal fractional horsepower office machines, or equipment and lighting, other than Building Standard lighting, or the request by Tenant for Landlord to provide HVAC for general office or other uses during hours other than Normal Hours, or for electricity for Supplemental Equipment, which shall be subject to the terms of Section 7.2(a) of the Lease, without giving effect to the terms of this Paragraph 9. Section 7.2(b) of the Lease is deleted from the Lease affective as of the Adjustment Date.

10.     ADDITIONAL AMENDMENTS TO LEASE

Section 33.1 of the Original Lease is hereby deleted in its entirety and is of no further force and effect.

11.     BROKERAGE

Tenant represents and warrants to Landlord that it has negotiated this Amendment with Landlord through Tenant’s real estate broker, Savillis Studley (“Tenant’s Broker”), and through Landlord’s real estate broker, Cushman & Wakefield of California, Inc. (Landlord’s Broker”). Tenant represents and warrants to Landlord that it has not authorized or employed, or acted by implication to authorize or employ, any real estate broker or salesman to act for or on behalf of Tenant in connection with this Amendment except for Tenant’s Broker. Landlord shall be responsible for the commission payable to Tenant’s Broker and Landlord’s Broker with respect to the transaction evidenced by this Amendment pursuant to a separate written agreement. Each party shall indemnify and defend the other party hereto for, and hold the other party harmless from and against, any and all claims of any person who claims to have represented indemnifying party in connection with this Amendment, and all liabilities arising out of or in connection with such claims; provided, however, Tenant shall have no obligation to indemnify, defend or hold harmless Landlord from and against any claims from Tenant's Broker or Landlord’s Broker.

12.     NO ASSIGNMENT

Tenant represents and warrants to Landlord that it has not made any assignment, sublease, transfer or other disposition of the Lease, or any interest therein or in the Premises and that no party other than Tenant has the right to occupy any portion of the Premises. Notwithstanding anything to the contrary in the foregoing, Landlord acknowledges that it has previously consented to subleases by Tenant to Crosspoint (formerly known as Sanctuary), and Financo (the “Existing Subtenants”), and that Tenant has indicated that Tenant wishes to maintain such subleases in effect for periods following the Adjustment Date. Subject to Tenant complying with the terms of Section 13.7 of the Lease, Landlord shall not unreasonably withhold its consent to the continued occupancy of the Premises by one or more of the Existing Subtenants (and such occupancy shall not trigger any rights of Landlord under Section 13.2 of the Lease).

13.     CERTIFICATION OF LEASE STATUS

Tenant hereby represents and warrants that, as of the date of execution of this Amendment, to the knowledge of Tenant, (i) there exists no defense or offset by Tenant to the enforcement of the Lease by Landlord, and (ii) Landlord is not, as of the date of execution of this Amendment, in default in the performance of any obligation of Landlord under the Lease, nor has any event occurred which, with the passage of time, or the giving of notice, or both, would constitute a default or breach of the Lease by Landlord.

14.     AUTHORITY

Tenant and each person executing this Amendment on behalf of Tenant represents and warrants to Landlord that (i) Tenant is duly incorporated or formed, as the case may be, and validly existing and in good standing under the laws of its formation, (ii) Tenant has the full right, power and authority to enter into this Amendment and to perform all of Tenant’s obligations under the Lease as amended hereby, and (iii) each person signing this Amendment on behalf of Tenant is duly and validly authorized to do so, and delivers this Amendment as the act and deed of Tenant.

15.     COUNTERPARTS

This Amendment may be executed in multiple counterparts, and by each party on separate counterparts, each of which shall be deemed to be an original but all of which shall together constitute one agreement. Delivery by any party of an electronic or facsimile copy of such party’s original, wet-ink signature shall be fully effective as if such original, wet-ink signature was delivered; provided, however, that any party delivering an electronic or facsimile copy of such party’s original, wet-ink signature shall deliver such original, wet-ink signature to the other party within a reasonable period of time.

16.     INTEGRATION

The Lease, as amended hereby, contains the entire agreement of the parties hereto with respect to the matters covered by the Lease and this Amendment, and no prior oral or written agreements or understandings pertaining to any such matters shall be effective for any purpose.

17.     FULL FORCE AND EFFECT

Except as amended hereby, the Lease remains unmodified and in full force and effect. From and after the date hereof, all references in the Lease to the Lease shall be to the Lease as amended hereby.

[SIGNATURES APPEAR ON NEXT PAGE}

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

LANDLORD: TRANSAMERICA PYRAMID PROPERTIES, LLC an Iowa limited liability company By: /s/ Suman Gera Name: Suman Gera Its: Managing Director	TENANT: JMP GROUP, INC. a Delaware corporation By: /s/ Joseph Jolson Name: Joseph Jolson Its: CEO

EXHIBIT A

LETTER OF CREDIT

(ISSUE DATE)

Irrevocable Standby Letter of Credit Number: ______________

BENEFICIARY:

transamerica pyramid properties, llc

c/o property management office

600 montgomery street, 2ND floor

san francisco, ca 94111

APPLICANT:

JMP HOLDING LLC

600 MONTGOMERY STREET, SUITE 1100

SAN FRANCISCO, CA 94111

AMOUNT: USD1,000,000.00 (ONE MILLION AND NO/100 U.S. DOLLARS)

EXPIRY DATE AND PLACE: (ONE YEAR FROM LC ISSUE DATE) AT CITY NATIONAL BANK,

INTERNATIONAL DEPARTMENT, LOS ANGELES, CALIFORNIA

LADIES/GENTLEMEN:

THIS STANDBY LETTER OF CREDIT WILL BE EFFECTIVE UPON RECEIPT OF YOUR ACCEPTANCE AS INDICATED BELOW AND STANDBY LETTER OF CREDIT NUMBER ISB00000447, PREVIOUSLY LETTER OF CREDIT NUMBER 110815.OD.6172, WILL AUTOMATICALLY BE CANCELLED.

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN FAVOR OF transamerica pyramid properties, llc (“BENEFICIARY”) FOR ACCOUNT OF JMP HOLDING LLC (“APPLICANT”) AT THE REQUEST OF APPLICANT’S AFFILIATE, JMP GROUP, INC., AVAILABLE BY PAYMENT OF YOUR DRAFT(S) AT SIGHT IN THE FORM ATTACHED HERETO AS EXHIBIT A WITH APPROPRIATE INSERTIONS AND ACCOMPANIED BY DOCUMENTS AS SPECIFIED BELOW:

1. THIS ORIGINAL STANDBY LETTER OF CREDIT, AND AMENDMENT(S), IF ANY.

2. BENEFICIARY'S SIGNED AND DATED STATEMENT WORDED AS FOLLOWS:

“WE HEREBY CERTIFY THAT AN EVENT ENTITLING BENEFICIARY TO DRAW ON THE LETTER OF CREDIT HAS OCCURRED UNDER THAT CERTAIN LEASE AGREEMENT BY AND BETWEEN JMP GROUP, INC., AS TENANT, AND BENEFICIARY AS LANDLORD. THIS IS TO CERTIFY THAT THE TERMS AND CONDITIONS OF THE LEASE AUTHORIZE LANDLORD TO NOW DRAW ON THE LETTER OF CREDIT NUMBER (LC NUMBER).”

OR,

“WE HEREBY CERTIFY THAT WE ARE IN RECEIPT OF A WRITTEN NOTICE FROM CITY NATIONAL BANK OF ITS ELECTION NOT TO EXTEND THE FOLLOWING REFERENCED LETTER OF CREDIT FOR AN ADDITIONAL PERIOD OF ONE YEAR, AND AS OF THE DATE OF THIS DRAWING, WE HAVE NOT RECEIVED AN ACCEPTABLE REPLACEMENT LETTER OF CREDIT FROM JMP HOLDING LLC. THEREFORE, PURSUANT to the lease, WE ARE DRAWING THE AMOUNT OF (INSERT AMOUNT OF DRAFT) UNDER CITY NATIONAL BANK LETTER OF CREDIT NUMBER (lc number).”

CITY NATIONAL BANK WILL HONOR THIS LETTER OF CREDIT WITHOUT INQUIRY AS TO THE ACCURACY, GENUINENESS OR EFFECT OF ANY DOCUMENT PRESENTED UNDER THIS LETTER OF CREDIT FOR A DRAW REQUEST, THE AUTHORITY OF THE INDIVIDUAL SIGNING THE DRAW REQUEST, AND REGARDLESS OF WHETHER APPLICANT DISPUTES THE CONTENT OF THE DRAW REQUEST.

SPECIAL CONDITIONS:

1. PARTIAL DRAWINGS ARE ALLOWED.

2. MULTIPLE DRAWINGS ARE ALLOWED.

3. IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR AN ADDITIONAL PERIOD OF ONE (1) YEAR FROM THE EXPIRY DATE HEREOF OR ANY FUTURE EXPIRY DATE, UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO ANY EXPIRATION DATE, WE SHALL NOTIFY THE BENEFICIARY BY OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS, THAT WE ELECT NOT TO EXTEND THIS LETTER OF CREDIT FOR ANY SUCH ADDITIONAL PERIOD. HOWEVER, IN THE EVENT SUCH NOTICE IS GIVEN, YOU MAY DRAW THE THEN FULL AVAILABLE AMOUNT OF THIS LETTER OF CREDIT IN ACCORDANCE WITH THE TERMS HEREIN. IN NO EVENT SHALL THIS LETTER OF CREDIT BE EXTENDED BEYOND AUGUST 29, 2024, THE FINAL EXPIRATION DATE.

4. THIS LETTER OF CREDIT IS TRANSFERABLE IN ITS ENTIRETY.  TRANSFER OF THIS LETTER OF CREDIT IS SUBJECT TO CITY NATIONAL BANK'S RECEIPT OF FULLY COMPLETED BENEFICIARY'S INSTRUCTIONS IN THE FORM ATTACHED HERETO AS EXHIBIT B, ACCOMPANIED BY THE ORIGINAL OF THIS LETTER OF CREDIT AND AMENDMENT(S), IF ANY. SUCH TRANSFER REQUEST BY THE BENEFICIARY SHALL BE EFFECTIVE BY CITY NATIONAL BANK'S ENDORSEMENT OF THE TRANSFER ON THE ORIGINAL LETTER OF CREDIT AND ITS DELIVERY BY US TO THE TRANSFEREE. TRANSFER FEES ARE FOR ACCOUNT OF THE APPLICANT. HOWEVER, APPLICANT’S FAILURE TO PAY THE TRANSFER FEES WILL NOT DELAY OR IMPEDE THE TRANSFER.

ALL BANKING CHARGES EXCEPT DISCREPANCY FEES ARE FOR THE APPLICANT'S ACCOUNT. DISCREPANCY FEE OF USD100.00 IS FOR THE BENEFICIARY’S ACCOUNT AND WILL BE DEDUCTED FROM THE PROCEEDS FOR EACH PRESENTATION OF DISCREPANT DOCUMENTS.

WE HEREBY AGREE WITH YOU THAT IF DRAWING DOCUMENTS, INCLUDING SIGHT DRAFT(S), ARE PRESENTED TO CITY NATIONAL BANK, AT THE BELOW ADDRESS IN LOS ANGELES, AT OR PRIOR TO 11:00 A.M. PACIFIC STANDARD TIME ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAWING DOCUMENTS PRESENTED CONFORM WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE MADE BY US IN IMMEDIATELY AVAILABLE FUNDS BY WIRE TRANSFER IN ACCORDANCE WITH BENEFICIARY’S INSTRUCTIONS GIVEN IN CONJUNCTION WITH THE DRAWING DOCUMENTS BY OUR CLOSE OF BUSINESS ON THE SECOND BUSINESS DAY. IF SIGHT DRAFT(S) ARE PRESENTED TO CITY NATIONAL BANK, AT THE BELOW ADDRESS IN LOS ANGELES, AFTER 11:00 A.M. PACIFIC STANDARD TIME ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAWING DOCUMENTS CONFORM WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE MADE BY US IN IMMEDIATELY AVAILABLE FUNDS BY OUR CLOSE OF BUSINESS ON THE THIRD BUSINESS DAY. AS USED IN THIS LETTER OF CREDIT, "BUSINESS DAY" SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF CALIFORNIA ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE. DRAWING DOCUMENTS MAY BE PRESENTED for payment BY hand, OVERNIGHT COURIER SERVICE or REGISTERED/CERTIFIED MAIL with RETURN RECEIPT REQUESTED.

WE HEREBY ENGAGE WITH YOU THAT ALL SIGHT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED IF PRESENTED FOR PAYMENT AT THE OFFICE OF CITY NATIONAL BANK, INTERNATIONAL DEPARTMENT, 350 S. GRAND AVENUE, MAIL CODE 944-01, LOS ANGELES, CALIFORNIA 90071 ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT.

OUR OBLIGATION HEREUNDER IS OUR INDIVIDUAL OBLIGATION AND IS NOT CONTINGENT UPON OUR ABILITY TO PERFECT ANY LIEN, SECURITY INTEREST OR OTHER REIMBURSEMENT FROM APPLICANT OR ANY OTHER PARTY. WE WILL PAY ALL DRAWINGS UNDER THIS LETTER OF CREDIT WITH OUR OWN FUNDS AND NOT WITH FUNDS DERIVED FROM APPLICANT OR A SUBSIDIARY OR AFFILIATE THEREOF.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED, THIS LETTER OF CREDIT IS ISSUED SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES 1998 ("ISP98"), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590. AS TO MATTERS NOT COVERED BY ISP98, THIS LETTER OF CREDIT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

sHOULD YOU HAVE OCCASION TO COMMUNICATE WITH US REGARDING THIS LETTER OF CREDIT, KINDLY DIRECT YOUR COMMUNICATION TO THE ATTENTION OF OUR standby LETTER OF CREDIT DEPARTMENT at the above address or phone (213) 673-8640, MAKING SPECIFIC REFERENCE TO OUR LETTER OF CREDIT NUMBER (lc number).

City National Bank

THIS EXHIBIT A IS AN INTEGRAL PART OF IRREVOCABLE STANDBY LETTER OF CREDIT

NUMBER ___________

                                                                                                        SIGHT DRAFT

      DATE: ___________

              TO: CITY NATIONAL BANK

          350 S. GRAND AVENUE, MAIL CODE 944-01

          LOS ANGELES, CALIFORNIA 90071

          ATTN: INTERNATIONAL DEPARTMENT

      AT SIGHT, Pay to the order of: __________________________________________

      the sum of___________________________________________________ U.S. DOLLARS

      (USD__________________)

DRAWN UNDER IRREVOCABLE STANDBY LETTER OF CREDIT NO. (lc number) OF CITY NATIONAL BANK, LOS ANGELES, CALIFORNIA.

               (INSERT NAME OF BENEFICIARY)

              BY: __________________

                       (SIGNATURE)

              NAME: ________________

                      (PRINTED NAME)

              TITLE: _______________

EXHIBIT B

THIS EXHIBIT IS AN INTEGRAL PART OF City National Bank IRREVOCABLE STANDBY LETTER OF CREDIT NO.

TRANSFER INSTRUCTIONS FORM

TO: City National Bank International Department 350 S. Grand Avenue, Mail Code 944-01 Los Angeles, California 90071	DATE:

RE: City National Bank Letter of Credit No. Dated

Ladies/Gentlemen:

For value received, the undersigned beneficiary hereby irrevocably transfers to:

(Name of Transferee)

(Address of Transferee)

all rights of the undersigned beneficiary to draw under the above-referenced Letter of Credit in its entirety.

By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

The original of the Letter of Credit is returned herewith together with any and all amendments, and we ask you to endorse the transfer on the reverse of the Letter of Credit, and forward it direct to the transferee with your customary notice of transfer.

Beneficiary name:	Signature Guaranteed The beneficiary’s signature with title conforms with that on file with us and as such is authorized for the execution of this document.
Authorized Signature:	Name of Bank:
Name of signer:	Authorized Signature:
Title of signer:	Name of signer:
Title of signer:
Telephone number:

350 S. Grand Ave.

Los Angeles, CA 90071 Mail Code 944-01

SWIFT Address: CINAUS6L

ACCEPTANCE OF STANDBY LETTER OF CREDIT NUMBER (LC NUMBER)

PLEASE SIGN AND RETURN IMMEDIATELY BY COURIER SERVICE TO THE ADDRESS ABOVE THIS ACCEPTANCE LETTER WITH YOUR ORIGINAL SIGNATURE SIGNIFYING YOUR CONSENT THERETO OR REJECTION THEREOF. UPON RECEIPT OF YOUR CONSENT, STANDBY LETTER OF CREDIT (LC NUMBER) WILL BE CONSIDERED OPERATIVE AND STANDBY LETTER OF CREDIT ISB00000447, PREVIOUSLY LETTER OF CREDIT NUMBER 110815.OD.6172, WILL BE CANCELLED. TO EXPEDITE, PLEASE EMAIL YOUR RESPONSE TO TSOSTANDBY@CNB.COM.

CONSENT:          REJECTION:

______________________          _____________________

AUTHORIZED SIGNATURE          AUTHORIZED SIGNATURE

TRANSAMERICA PYRAMID PROPERTIES, LLC

NAME: ________________________

TITLE: ________________________

PHONE: _______________________

EMAIL: _______________________

DATE: ________________________